Exhibit 10.3

Execution Copy

August 8, 2006

Mr. Russell P. Fradin

Dear Russ:

Based on our meetings, as well as your meetings with other members of the Board of Directors of Hewitt Associates, Inc. (the “Company”), it is my pleasure to extend an offer of employment with the Company, commencing on September 5, 2006 (the “Effective Date”), as its Chief Executive Officer and Chairman of the Board of Directors of the Company (the “Board”), reporting to the Board. You will have all of the duties, responsibilities and authority commensurate with such position. We are confident that your combination of talent, strategic knowhow, operating skills, breadth of experience and personal commitment will make the difference we are seeking to lead the Company into the future and that you will be a tremendous addition to the Company team. The specifics of this employment offer are set forth below.

1. Base Salary		Your annual base salary will be $900,000, subject to increase (but not decrease) from time to time in the discretion of the Compensation Committee of the Board of Directors (as increased, the “Base Salary”), payable in accordance with the Company’s customary payroll practices.

2. Annual Bonus		Your annual target bonus opportunity under the Company’s annual incentive bonus plan will be equal to at least 100% of your then-current Base Salary, and you can earn up to a maximum bonus equal to at least 200% of your then-current Base Salary.

3. Buy-Out Awards		On the Effective Date, to compensate you for certain forfeitures of previous employer incentive awards, the Company will grant or pay to you, as the case may be, subject, in the case of awards pursuant to Paragraphs 3(iii), (iv) and (v), to the conditions specified therein:

	(i)	An award of 83,100 restricted stock units, pursuant to the Company’s Global Stock and Incentive Plan (“Plan”) (“Buy-Out RSU #1”), in a form of award attached hereto as Attachment C. Buy-Out RSU #1 will vest and become nonforfeitable in accordance with the following schedule, provided that you have been continuously employed with the Company or a subsidiary of the Company through such vesting date for such number of Buy-Out RSU #1 units to so vest (subject to earlier vesting pursuant to Paragraph 7, 8 or 10):

Mr. Russell P. Fradin

August 8, 2006

Vesting Date	Number of RSUs to Vest	Total Vested RSUs
February 2, 2007	4,930	4,930
August 20, 2007	29,578	34,508
February 2, 2008	4,930	39,438
August 20, 2008	29,578	69,016
August 20, 2009	14,084	83,100

Vested Buy-Out RSU #1 units will be payable in fully vested Shares (as defined under the Plan)
as soon as is practicable after the date that such units vest, but not later than the last day of the calendar year in which the units vest, subject to the requirements of Section 409A of the Internal
Revenue Code (the “Code”) and the provisions of Paragraph 19 hereof.

(ii)	An award of stock options to purchase 150,000 Shares, pursuant to the Plan (“Buy-Out Option”), in a form of award attached hereto as Attachment D. The Buy-Out Option will be exercisable at a price per option share equal to the Fair Market Value (as defined under the Plan) of a Share on the grant date, have an option term ending on February 15, 2015, and will vest and become nonforfeitable in accordance with the following schedule, provided that you have been continuously employed with the Company or a subsidiary of the Company through such vesting date for such number of Buy-Out Options to so vest (subject to earlier vesting pursuant to Paragraph 7, 8 or 10):

Vesting Date	Number of Options to Vest	Total Vested Options
Effective Date	45,714	45,714
August 20, 2007	30,000	75,714
August 20, 2008	30,000	105,714
August 20, 2009	30,000	135,714
August 20, 2010	14,286	150,000

(iii)	A conditional award of 4,780 restricted stock units pursuant to the Plan, in a form of award attached hereto as Attachment E (“Buy-Out RSU #2”), based on the value on the date hereof of certain anticipated forfeitures under your previous employer deferred compensation plan and 401(k) plan. If the amount forfeited is less than the value replaced under this award, above, the number of units to be awarded under Buy-Out RSU #2 will be reduced proportionately. Buy-Out RSU #2 will vest and become nonforfeitable on the first anniversary of the Effective Date, provided that you have been continuously employed with the Company or a subsidiary of

Mr. Russell P. Fradin

August 8, 2006

the Company through such vesting date for such Buy-Out RSU #2 units to so vest (subject to earlier vesting pursuant to Paragraph 7, 8 or 10). Vested Buy-Out RSU #2 units will be payable in fully vested Shares (as defined under the Plan) as soon as is practicable after the date that such units vest, but not later than the last day of the calendar year in which the units vest, subject to the requirements of Section 409A of the Internal Revenue Code and the provisions of Paragraph 19 hereof. Buy-Out RSU #1 and Buy-Out RSU #2 are collectively referred to herein as the “Buy-Out RSUs”

	(iv)	A conditional award of 29,600 Shares, pursuant to the Plan, which award will be granted only if you forfeit the 52,500 restricted shares scheduled to vest during August 2006, upon a termination of your employment with your previous employer, and if you forfeit fewer than 52,500 of such restricted shares, the conditional award will be reduced proportionately to a number of Shares based on the number of restricted shares actually forfeited.

	(v)	A conditional cash bonus in the amount of $700,000, payable within 10 days following the Effective Date, provided that you have not then received your annual bonus from your previous employer for the fiscal year ended June 30, 2006. You agree to promptly repay to the Company an amount equal to the amount of annual bonus for such fiscal year that you thereafter may receive from your previous employer.

4. Annual Equity Awards		Commencing with annual long-term incentive awards granted to senior management during fiscal 2007 (which commences on October 1, 2006), you will be eligible for further equity grants and other long-term incentive awards in amounts commensurate with your title and position relative to grants to other senior officers of the Company, with a vesting schedule and other terms and conditions applicable generally to grants to other such senior officers, as determined by the Board or the Compensation and Leadership Committee (“Committee”) in its good faith discretion. For purposes of the fiscal 2007 equity grant, you will be granted the following awards:

	(i)	On the Effective Date, an award of Nonqualified Options (as defined under the Plan) having a Black Scholes value (as reasonably determined by the Committee, but applying an applicable average closing stock price for Company Shares over the shorter of (x) the 10-business day period ending on the date of grant and (y) the period commencing on the second business day after public announcement of this Agreement and ending on the date of grant) on the date of grant equal to $1,500,000 (“Initial Option”), in a form of award attached hereto as Attachment F. The Initial Option will be exercisable at a price per option share equal to the Fair Market Value of a Share on the grant date, will have a 10-year option term, and will become

Mr. Russell P. Fradin

August 8, 2006

vested and exercisable in equal increments on each of the first 4 anniversaries of the grant date, provided that you are continuously employed through such vesting date for such option Shares to so vest (subject to earlier vesting pursuant to Paragraph 7, 8 or 10).

	(ii)	On the date first following the September 30, 2006 fiscal year end that the Company grants to senior executives annual long-term incentive awards (but in no event later than October 31, 2006) pursuant to the Plan, an award of performance shares (or performance units, if so awarded to senior executives by the Committee) having a target (100%) face value equal to $1,500,000 (“Initial Performance Shares”) on the date of grant, the actual number of shares that become earned by Executive thereunder to be between 0% and 200% of the number of Initial Performance Shares granted based on the satisfaction of performance goals for the fiscal year ending September 30, 2007 determined by the Committee and set forth in such award. The Initial Performance Shares so earned will cliff vest on the third anniversary of the grant date (or cliff or pro rata vest on such earlier date or dates as is provided in the grant of performance shares to other senior executives at such time), provided that Executive is continuously employed through such vesting date for such Initial Performance Shares to so vest (subject to earlier vesting pursuant to Paragraph 7, 8 or 10). The award of Initial Performance Shares will be subject to such other terms and conditions as apply to performance share awards to other senior executives at such time, subject to the terms of this letter agreement, provided that in no event shall such grant be subject to any restrictive covenant or “claw back” provisions. All references to performance shares herein shall refer to performance units, if so awarded by the Committee, which performance units shall be earned and vested, and payable in Shares, in a manner consistent with the provisions of this Paragraph 4(ii), subject to the provisions of Paragraph 19.

5. Benefits, Perquisites		You will be eligible to participate in all employee benefit plans, be entitled to such vacation benefits (but not less than four (4) weeks) and to receive all perquisites, which the Company provides to its senior executives, in accordance with the terms thereof. During any period of physical or mental incapacity, you shall continue to be entitled to all compensation and benefits set forth herein until the Company exercises its right to terminate your employment in accordance with the terms and conditions hereof.

6. Relocation		You will be entitled to relocation benefits in accordance with the Company’s policy governing relocation of its senior executives. Additionally, the Company will pay you an unitemized miscellaneous relocation allowance of $100,000 within 30 days after the Effective Date.

Mr. Russell P. Fradin

August 8, 2006

7. Separation Without Cause, For Good Reason

In the event of an involuntary termination of your employment at any time by the Company without Cause or by you for Good Reason (each such term as defined on Attachment A hereto), you will be entitled to receive, subject to the provisions of Paragraph 19 hereof:

(i)	A severance amount equal to 1-1/2 multiplied by the sum of (a) your then-prevailing Base Salary plus (b) your then-prevailing target bonus amount, which severance will be paid in regular payroll installments over an 18-month period (“Severance Payment Period”).

(ii)	Reimbursement of the portion of your COBRA healthcare continuation benefits premium for the duration of the severance payment period, provided that you timely elect COBRA continuation coverage, as equals the difference between the COBRA premium amount charged other employees for the same coverage as you had elected minus the amount charged to active senior executives who had elected such coverage; provided, such reimbursement will terminate upon your becoming entitled to comparable coverage in connection with subsequent employment.

(iii)	A pro rata bonus for the fiscal year in which such termination occurs in an amount, if any, based on the actual performance of the Company (and for which purpose any individual nonfinancial goals will be deemed satisfied at target), payable on the date that annual bonuses for such fiscal year are paid to other senior executives, such proration to be based on the fraction the numerator of which is the number of days employed during such fiscal year and the denominator of which is 365 (“Pro Rata Bonus”).

(iv)	The Buy-Out RSUs, to the extent not then vested, will be become fully vested and shall be payable as soon as practicable following termination.

(v)	The Buy-Out Option, to the extent not then vested, will be become fully vested and all Buy-Out Options will be exercisable for 90 days following the date of termination of your employment, but not beyond the expiration of the option term.

(vi)	The Initial Option, to the extent not then vested, will continue to vest during the severance payment period and all Initial Options will be exercisable for 90 days following the later of (x) the date of termination of your employment or (y) the date such option shares vest, but in either case not beyond the expiration of the option term.

(vii)	The Initial Performance Shares will be earned, to the extent not then earned, in such number as are determined by the Committee in due course

Mr. Russell P. Fradin

August 8, 2006

to be earned pursuant to the terms of the award through the last day of the performance period, a pro rata portion of which earned performance shares will become vested on the later to occur of (x) the last day of the performance period and (y) the date of termination of employment, such proration to be based on the fraction of earned performance shares the numerator of which is the number of days employed from the grant date to the date of termination of employment and the denominator of which is the total number of days (commencing on the grant date) constituting the vesting period.

(viii)	All other equity, performance and other long-term incentive awards will vest or not vest, and vested stock options will be exercisable, and other such awards will be payable, all in accordance with the terms of the applicable plan or award agreement under which such awards were granted.

(ix)	The Accrued Obligations (as defined below) of the Company. For purposes of this agreement, “Accrued Obligations” of the Company refers to: (a) accrued and unpaid Base Salary through the date of termination, payable within thirty (30) days following termination, (b) accrued and unused vacation through the date of termination, payable within thirty (30) days following termination, (c) unreimbursed business expenses incurred through the date of termination, and adequately documented, in accordance with the Company’s expense reimbursement policy, and (d) all vested and accrued amounts due you under the Company’s retirement and welfare benefit plans in which you participated on the date of termination.

(x)	If unpaid on the date of termination of employment, you will receive payment of your annual bonus earned for the completed fiscal year occurring on or preceding the date of termination, based on actual performance (any individual nonfinancial objectives will be deemed satisfied at target), which amount will be payable when such bonus is paid to other senior executives (“Prior Year Bonus”).

Your entitlement to the amounts, benefits and equity vesting treatment provided under this Paragraph 7, except for your Accrued Obligations, are subject to (x) your providing the Company a release of all claims in the form of release attached as Attachment B and (y) forfeiture of any amounts due thereafter for a material breach of any of the confidentiality, noncompetition or nonsolicitation post-employment covenants described at Paragraph 12 of this letter; provided, for this purpose, an intentional material breach will be required respecting the “no hire” component of your employee nonsolicitation covenant.

Mr. Russell P. Fradin

August 8, 2006

8. Separation Due to Death, Disability

In the event of a termination of your employment by the Company due to your Disability (as defined on Attachment A hereto), subject to Paragraph 19 hereof, or a termination due to your death, you will be entitled to receive:

(i)	Your Accrued Obligations.

(ii)	A Prior Year Bonus, if any.

(iii)	The Buy-Out RSUs, to the extent not then vested, will become fully vested and shall be payable as soon as practicable following termination.

(iv)	The Buy-Out Option, to the extent not then vested, will become fully vested, and all Buy-Out Options will be exercisable for 12 months in the case of your death and 36 months in the case of a termination due to your Disability, but in either case not beyond the expiration of the option term.

(v)	The unvested portion of the Initial Option, to the extent not then vested, will become fully vested, and all Initial Options will be exercisable for 12 months in the case of your death and 36 months in the case of a termination due to your Disability, but in either case not beyond the expiration of the option term.

(vi)	The Initial Performance Shares will be earned, to the extent not then earned, in such number as are determined by the Committee in due course to be earned pursuant to the terms of the award through the last day of the performance period, a pro rata portion of which earned performance shares will become vested on the later to occur of (x) the last day of the performance period and (y) the date of termination of employment, such proration to be based on the fraction of earned performance shares the numerator of which is the number of days employed from the grant date to the date of termination of employment and the denominator of which is the total number of days (commencing on the grant date) constituting the vesting period.

(vii)	All other equity, performance and other long-term incentive awards will vest or not vest, and vested stock options will be exercisable, and other such awards will be payable, all in accordance with the terms of the applicable plan or award agreement under which such awards were granted.

Mr. Russell P. Fradin

August 8, 2006

9. Separation For Cause; Without Good Reason

In the event of an involuntary termination of your employment by the Company for Cause or your voluntary termination of employment without Good Reason, you will be entitled to receive:

	(i)	Your Accrued Obligations;

	(ii)	All unvested equity, performance and other long-term incentive awards will be forfeited; and

(iii)	All vested equity, performance and other long-term incentive awards will be payable, and stock options will be exercisable, all in accordance with the terms of the applicable plan or award agreement under which such awards were granted.

10. Change in Control

	(i)	Upon a Change in Control (as defined under the Plan):

(a) The Buy-Out RSUs, Buy-Out Option and Initial Option will fully vest, to the extent not then vested, and the Buy-Out RSUs shall be payable as soon as practicable following the Change in Control.

(b) The Initial Performance Shares will be determined in number based on a target level of performance to the extent that the performance period has not been completed prior to such Change in Control, and will become fully vested to the extent not then fully vested.

(c) Upon a Change in Control occurring on or before the fifth anniversary of the Effective Date, all other equity, performance and other long-term incentive awards will fully vest and all performance awards will be deemed satisfied at target (to the extent that the performance period has not been completed prior to the Change in Control).

(d) Upon a Change in Control occurring after the fifth anniversary of the Effective Date, all other equity, performance and other long-term incentive awards will fully vest or not vest, and vested stock options will be exercisable, and other such awards will be payable, all in accordance with the terms of Section 3.3(e) of the Company’s Change in Control Executive Severance Plan.

	(ii)	You will be eligible to participate in the Company Change in Control Executive Severance Plan for its senior executives, subject to the following modifications:

Mr. Russell P. Fradin

August 8, 2006

(a)	The plan, as in effect on the Effective Date, will not be amended or terminated at any time on or before the fifth anniversary of the Effective Date, insofar as it affects you, without your written consent. The foregoing shall not limit the authority of the Company to amend or terminate the plan in any respect in accordance with its terms in a manner affects only other participating employees.

(b)	If you reasonably demonstrate that the Company’s termination of your employment without Cause prior to a Change of Control was at the request of a third party who was taking steps reasonably calculated to effect a Change in Control (or such termination otherwise occurs in contemplation of a Change in Control) and a Change in Control actually occurs within no later than six months thereafter, such termination will be deemed to be a “Qualifying Termination” thereunder.

(c)	The terms “Cause” and “Disability” thereunder will have the meanings set forth in Attachment A hereof and the term “Good Reason” will include the events under that definition under the plan and the definition in Attachment A hereto.

(d)	The payments and benefits to be provided under the plan will be subject to the limitations of Section 409A of the Code and the provisions of Paragraph 19 hereof.

(e)	Section 3.3(e) of the plan shall be deemed modified to effectuate Section 10(i) hereof.

(f)	Section 1.3 of the plan shall be modified to provide for survival after the two year period of obligations under the plan incurred prior thereto and the obligations under Section 5.1 thereof.

(g)	Section 3.3(f)(ii) of the plan shall be deemed modified to provide for a cash payment to you in the event of any violation of the non-discrimination requirements applicable to the health insurance coverage.

(h)	Article 4 of the plan shall be deemed to refer to Attachment G hereto as modified by the last subparagraph of Paragraph 7 hereof.

(i)	Section 5.1 of the plan shall be deemed to cover any payments or benefits subject to Section 280G of the Code. In addition, with respect to the cutback provision therein, you will have the power to determine how the cutback is applied.

Mr. Russell P. Fradin

August 8, 2006

(j) Upon termination of employment, you will be entitled to the better (on an item by item basis) of the amounts and benefits provided for herein or under the plan.

11. Indemnification	In addition to, but not in lieu of, any other indemnity arrangement with the Company, the Company will indemnify for all acts and omissions occurring during your employment and service as a member of the Board of Directors as provided under the Company’s by-laws as in effect on the Effective Date. During your employment and service as a member of the Board, and thereafter for such period as you may be subject to liability for any claims brought in connection with such employment or service under applicable statutes of limitations, laches and any other statutory, common law or equitable period during which a claim may be brought against you, the Company will insure you under any policy of directors and officers liability insurance in effect from time to time to the same extent as the Company insures thereunder members of the Board and its senior officers.

12. Restrictive Covenants	Upon commencement of employment, you and the Company will be required to enter into a form of restrictive covenant agreement as set forth on Attachment G hereto (collectively, the “Covenants”).

13. Stock Ownership	You will be subject to the Company’s policy governing the accumulation and ownership of Company Shares, applicable at a level for the Chief Executive Officer, during the period of your employment.

14. Mitigation; Offset	You will not be obligated to mitigate your severance, and no amounts payable to you hereunder will be reduced as a result of subsequent employment except for health benefits continuation as provided at Paragraph 7(ii). You will not be subject to offset of amounts owed to you hereunder, other than severance and benefit forfeitures provided upon a breach of a post-employment covenant above, by amounts you owe to the Company.

15. Arbitration	Any controversy or claim arising out of or relating to this letter or the breach of this letter, or any agreement identified hereunder, that cannot be resolved by you and the Company will be submitted to arbitration in metropolitan Chicago, Illinois in accordance with the commercial dispute rules and procedures of the American Arbitration Association, which arbitration will be a binding and conclusive settlement of any such claims or disputes; provided that the Company will be entitled to seek a temporary injunction in any court of competent jurisdiction for any breach by you in accordance with the terms of the Covenants, which is the subject of an arbitration, for the duration of any arbitration proceeding. The Company will pay for the costs of arbitration. Each party will be responsible for his or its own attorneys fees and other litigation costs incurred in connection with

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August 8, 2006

the arbitration; provided, the Company will reimburse you for reasonable attorneys fees and litigation costs incurred if the arbitrator determines that you prevailed on a material issue in dispute.

16. Representations and Warranties

	(i)	The Company represents and warrants that, as of the Effective Date, all financial statements for each quarter and fiscal year since October 1, 2003 fairly present in all material respects the financial position of the Company in conformity with Generally Accepted Accounting Principles as of the applicable reporting dates. You acknowledge that the Company’s Chief Financial Officer has disclosed to you information regarding the Company’s financial results for the fiscal quarter ended June 30, 2006, which are not yet publicly reported.

	(ii)	You represent and warrant that, except as previously disclosed in writing to the Company, you are not a party to any agreement or understanding, written or oral, which could prevent you from entering into employment with the Company as its Chief Executive Officer or performing all of your obligations hereunder.

17. Miscellaneous		This letter and any dispute hereunder will be construed, interpreted and governed in accordance with the laws of the State of Illinois without reference to rules relating to conflicts of law. Your employment with the Company will at all times be at-will. Subject to your rights to certain payments and benefits upon certain terminations of employment hereunder, nothing herein will confer upon you any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or you to terminate your employment at any time and for any reason, with or without Cause. Upon your termination of employment for any reason, at the request of the Board you will immediately resign from the Board, your position as an officer of the Company and all offices and directorships of all subsidiaries and affiliates of the Company. The provisions of Paragraphs 7, 8, 9, 10, 11, 12, 14, 15 and this Paragraph 16 of this letter will survive a termination of your employment. Any waiver of any breach of this agreement shall not be construed to be a continuing waiver or consent to any subsequent breach on the part of either you or the Company.

18. Legal Fees		The Company will pay an amount, not to exceed $40,000, of reasonable attorneys’ fees incurred by you in connection with the negotiation and documentation of this letter, the Covenants and the Buy-Out RSU and Buy-Out Option awards, together with a gross-up for any taxes incurred by you solely as a result of such payment.

Mr. Russell P. Fradin

August 8, 2006

19. Section 409A Compliance

	(i)	Notwithstanding any provision to the contrary in this agreement, if you are deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then with regard to any payment or the provision of any benefit that is required to be delayed in compliance with Section 409A(a)(2)(B) of the Code such payment or benefit shall not be made or provided (subject to the last sentence hereof) prior to the earlier of (A) the expiration of the six (6)-month period measured from the date of your “separation from service” (as such term is defined under Section 409A of the Code) or (B) the date of your death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this subparagraph (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to you in a lump sum, and any remaining payments and benefits due under this agreement shall be paid or provided in accordance with the normal payment dates specified for them herein. Notwithstanding the foregoing, to the extent that the foregoing applies to the provision of any ongoing welfare benefits to you that would not be required to be delayed if the premiums therefore were paid by you, you shall pay the full cost of premiums for such welfare benefits during the Delay Period and the Company shall pay you an amount equal to the amount of such premiums paid by you during the Delay Period promptly after its conclusion.

	(ii)	You shall be entitled to interest at the short-term applicable federal rate compounded semi-annually for the month in which your termination occurs on or in respect of any amounts that are delayed pursuant to Section 19(i) hereof and any premium costs advanced by you for welfare benefits during the Delay Period.

	(iii)	To the extent applicable, it is intended that this agreement comply with the provisions of Section 409A of the Code, and this agreement shall be construed and applied in a manner consistent with this intent. In the event that any payment or benefit under this agreement are determined by the Company to be in the nature of deferred compensation payments, you and the Company hereby agree to take such actions as may be mutually agreed between the parties to ensure that such payments comply with the applicable provisions of Section 409A of the Code and the treasury regulations and other official guidance promulgated thereunder.

20. Successors		Neither party hereto may assign any rights or delegate any duties under this agreement without the prior written consent of the other party; provided, however, that (i) this agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or

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August 8, 2006

substantially all of the Company’s assets, or upon any merger, consolidation or reorganization of the Company with or into any other corporation, all as though such successors and assigns of the Company and their respective successors and assigns were the Company; and (ii) this agreement shall inure to the benefit of and be binding upon your heirs, assigns or designees to the extent of any payments due to them hereunder.

21. Entire Agreement	Except as otherwise contemplated herein, this agreement contains the entire agreement between you and the Company with respect to the subject matter hereof. No modification or termination of this agreement may be made orally, but must be made in writing and signed by you and the Company.

This offer of employment may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

This is a very exciting time to join Hewitt Associates, Inc. This offer has been approved by the Board and will remain open for your acceptance until 6:00 p.m. (C.D.T.), August 9, 2006.

If the foregoing terms and conditions are acceptable and agreed to by you, please sign this letter where indicated below and return one executed copy to me.

Welcome to Hewitt!

Hewitt Associates, Inc.

By:	/s/ Cheryl Francis
Name:	Cheryl Francis
Title:	Director and Chair of the Search Committee

Accepted and Agreed:

/s/ Russell Fradin

ATTACHMENT A

Definitions

“Cause” shall mean the occurrence of any one or more of the following (references to “Executive” mean Russell P. Fradin):

(i) The Executive’s willful failure to substantially perform his duties with the Company (other than any such failure resulting from the Executive’s physical or mental incapacity), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties, and the Executive has failed to remedy the situation within fifteen (15) business days of such written notice from the Company;

(ii) Gross negligence with regard to material matters in the performance of the Executive’s duties;

(iii) The Executive’s conviction of, or plea of guilty or nolo contendere, to any felony whatsoever, or any other crime involving the personal enrichment of the Executive at the expense of the Company;

(iv) The Executive’s willful engagement in misconduct with regard to the Company or his duties that is materially injurious to the Company, monetarily or otherwise;

(v) Willful material violation of the Company’s code of conduct; or

(vi) Willful material violation of any of the Executive’s restrictive covenants, as applicable.

No act or failure to act on the Executive’s part shall be considered “willful” if it conducted by the Executive in good faith and with a reasonable belief that the Executive’s act or omission was in, and not opposed to, the best interests of the Company. Any determination of Cause by the Company shall be made by a resolution approved by a majority of the members of the Board (other than the Executive), provided that no such determination may be made until the Executive has been given written notice detailing the specific Cause event and a reasonable opportunity (with legal counsel) to appear before the full Board to discuss the specific circumstances alleged to constitute a Cause event.

“Disability” shall (i) have the meaning defined under the Company’s then-current long-term disability insurance plan, policy, program or contract as entitles the Executive to payment, after satisfaction of any applicable waiting period, of disability benefits thereunder, or (ii) if there shall be no such plan, policy, program or contract, mean permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code.

“Good Reason” shall mean, without the Executive’s express written consent, the occurrence of any one or more of the following:

(i) Material reduction of the Executive’s authorities, duties, or responsibilities as an executive or officer of the Company, other than (x) an insubstantial reduction, or (y) an inadvertent reduction that is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, however, that the fact that the Executive is not named as the Chief Executive Officer of the ultimate parent entity surviving the Change of Control shall constitute Good Reason;

Mr. Russell P. Fradin

August 8, 2006

(ii) The Company’s requiring the Executive to be based at a location in excess of fifty (50) miles from the location of the Executive’s principal job location or office; except for required travel on the Company’s business to an extent substantially consistent with the Executive’s then present business travel obligations;

(iii) A reduction by the Company of the Executive’s Base Salary or target bonus percentage as in effect from time to time;

(iv) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the Company’s obligations under the agreement and deliver a copy thereof to you; and

(v) The removal of the Executive from the Board by the Company (other than for Cause) or the failure to re-elect the Executive to serve on the Board; or

(vi) A material breach by the Company of its obligations hereunder which is not remedied by the Company within fifteen (15) business days of receipt of written notice of such breach delivered by the Executive to the Company;

(vii) Any material breach of the Company’s representation at Paragraph 16(i) which has a material adverse impact on the Company; or

(viii) Any notice of termination or modification of the Company’s Change in Control Executive Severance Plan on or prior to the fifth anniversary of the Effective Date as it applies to the Executive.

The Executive shall provide the Company a written notice detailing the specific circumstances alleged to constitute Good Reason within 90 days after the first occurrence of such circumstances; otherwise, any claim of such circumstances as “Good Reason” is irrevocably deemed waived.

Mr. Russell P. Fradin

August 8, 2006

ATTACHMENT B

Agreement and General Release

Hewitt Associates, Inc., its affiliates, subsidiaries, divisions, successors and assigns in such capacity, and the current, future and former employees, officers, directors, trustees and agents thereof (collectively referred to throughout this Agreement as “Employer”) and Russell P. Fradin, his heirs, executors, administrators, successors and assigns (collectively referred to throughout this Agreement as “Employee”) agree:

1. Last Day of Employment. Employee’s last day of employment with Employer is DATE. In addition, effective as of DATE, Employee resigns from his position as Chairman and Chief Executive Officer of Hewitt Associates, Inc. and will not be eligible for any benefits or compensation after DATE, other than as specifically provided in Paragraph 7 of the employment agreement between Hewitt Associates, Inc. and Employee dated as of August 8, 2006 (the “Employment Agreement”), in the Company’s Change in Control Executive Severance Plan (as modified by the Employment Agreement) to the extent that it becomes applicable, and his right to indemnification and directors and officers liability insurance. Employee further acknowledges and agrees that, after DATE, he will not represent himself as being a director, employee, officer, trustee, agent or representative of the Employer for any purpose. In addition, effective as of DATE, Employee resigns from all offices, directorships, trusteeships, committee memberships and fiduciary capacities held with, or on behalf of, the Employer or any benefit plans of the Employer. These resignations will become irrevocable as set forth in Section 3 below.

2. Consideration. The parties acknowledge that this Agreement and General Release is being executed in accordance with Section 7 of the Employment Agreement.

3. Revocation. Employee may revoke this Agreement and General Release for a period of seven (7) calendar days following the day he executes this Agreement and General Release. Any revocation within this period must be submitted, in writing, to Employer and state, “I hereby revoke my acceptance of our Agreement and General Release.” The revocation must be personally delivered to the Company’s Chief Legal Officer, or his/her designee, or mailed to Employer, 100 Half Day Road, Lincolnshire, Illinois 600069 and postmarked within seven (7) calendar days of execution of this Agreement and General Release. This Agreement and General Release shall not become effective or enforceable until the revocation period has expired. If the last day of the revocation period is a Saturday, Sunday, or legal holiday in Illinois, then the revocation period shall not expire until the next following day which is not a Saturday, Sunday, or legal holiday.

4. General Release of Claim. Employee knowingly and voluntarily releases and forever discharges Employer from any and all claims, causes of action, demands, fees and liabilities of any kind whatsoever, whether known and unknown, against Employer, Employee has, has ever had or may have as of the date of execution of this Agreement and General Release, including, but not limited to, any alleged violation of:

•	The National Labor Relations Act, as amended;

•	Title VII of the Civil Rights Act of 1964, as amended;

Mr. Russell P. Fradin

August 8, 2006

•	The Civil Rights Act of 1991;

•	Sections 1981 through 1988 of Title 42 of the United States Code, as amended;

•	The Employee Retirement Income Security Act of 1974, as amended;

•	The Immigration Reform and Control Act, as amended;

•	The Americans with Disabilities Act of 1990, as amended;

•	The Age Discrimination in Employment Act of 1967, as amended;

•	The Older Workers Benefit Protection Act of 1990;

•	The Worker Adjustment and Retraining Notification Act, as amended;

•	The Occupational Safety and Health Act, as amended;

•	The Family and Medical Leave Act of 1993;

•	The Illinois Human Rights Act, as amended;

•	The Illinois Wage Payment and Collection Act, as amended;

•	Equal Pay Law for Illinois, as amended;

•	Any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance;

•	Any public policy, contract, tort, or common law; or

•	Any allegation for costs, fees, or other expenses including attorneys’ fees incurred in these matters.

Notwithstanding anything herein to the contrary, the sole matters to which the Agreement and General Release do not apply are: (i) the Employee’s rights of indemnification and directors and officers liability insurance coverage to which he was entitled immediately prior to DATE with regard to his service as an officer and director of the Employer (including, without limitation, under Paragraph 11 of the Employment Agreement); (ii) the Employee’s rights under any tax-qualified pension or claims for accrued vested benefits under any other employee benefit plan, policy or arrangement maintained by the Employer or under COBRA; (iii) the Employee’s rights under the provisions of the Employment Agreement which are intended to survive termination of employment; (iv) the Company’s Change in Control Executive Severance Plan (as modified by the Employment Agreement) to the extent that it becomes applicable; or (v) the Employee’s rights as a stockholder.

5. No Claims Permitted. Employee waives his right to file any charge or complaint against Employer arising out of his employment with or separation from Employer before any

Mr. Russell P. Fradin

August 8, 2006

federal, state or local court or any state or local administrative agency, except where such waivers are prohibited by law. This Agreement, however, does not prevent Employee from filing a charge with the Equal Employment Opportunity Commission, any other federal government agency, and/or any government agency concerning claims of discrimination, although Employee waives his right to recover any damages or other relief in any claim or suit brought by or through the Equal Employment Opportunity Commission or any other state or local agency on behalf of Employee under the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964 as amended, the Americans with Disabilities Act, or any other federal or state discrimination law, except where such waivers are prohibited by law.

6. Affirmations. Employee affirms he has not filed, has not caused to be filed, and is not presently a party to, any claim, complaint, or action against Employer in any forum or form. Employee further affirms that he has been paid and/or has received all compensation, wages, bonuses, commissions, and/or benefits to which he may be entitled and no other compensation, wages, bonuses, commissions and/or benefits are due to him, except as provided in Paragraph 7 of the Employment Agreement. Employee also affirms he has no known workplace injuries.

7. Cooperation; Return of Property. Employee agrees to reasonably cooperate with the Employer and its counsel in connection with any investigation, administrative proceeding or litigation relating to any matter that occurred during his employment in which he was involved or of which he has knowledge. The Employer will reimburse the Employee for any reasonable out-of-pocket travel, delivery or similar expenses incurred in providing such service to the Employer. Employee represents that he has returned to the Employer all property belonging to the Employer, including but not limited to any leased vehicle, laptop, cell phone, keys, access cards, phone cards and credit cards, provided that the Executive may retain, and the Company shall cooperate in transferring, his cell phone number, his rolodex and other address books.

8. Governing Law and Interpretation. This Agreement and General Release shall be governed and conformed in accordance with the laws of the State of Illinois without regard to its conflict of laws provision. In the event Employee or Employer breaches any provision of this Agreement and General Release, Employee and Employer affirm either may institute an action to specifically enforce any term or terms of this Agreement and General Release. Should any provision of this Agreement and General Release be declared illegal or unenforceable by any court of competent jurisdiction and should the provision be incapable of being modified to be enforceable, such provision shall immediately become null and void, leaving the remainder of this Agreement and General Release in full force and effect. Nothing herein, however, shall operate to void or nullify any general release language contained in the Agreement and General Release.

9. Nonadmission of Wrongdoing. Employee agrees neither this Agreement and General Release nor the furnishing of the consideration for this Release shall be deemed or construed at any time for any purpose as an admission by Employer of any liability or unlawful conduct of any kind.

10. Amendment. This Agreement and General Release may not be modified, altered or changed except upon express written consent of both parties wherein specific reference is made to this Agreement and General Release.

Mr. Russell P. Fradin

August 8, 2006

11. Entire Agreement. This Agreement and General Release sets forth the entire agreement between the parties hereto and fully supersedes any prior agreements or understandings between the parties; provided, however, that notwithstanding anything in this Agreement and General Release, the provisions in the Employment Agreement which are intended to survive termination of the Employment Agreement, including but not limited to those contained in Paragraph 12 thereof, shall survive and continue in full force and effect. Employee acknowledges he has not relied on any representations, promises, or agreements of any kind made to him in connection with his decision to accept this Agreement and General Release.

EMPLOYEE HAS BEEN ADVISED THAT HE HAS UP TO TWENTY-ONE (21) CALENDAR DAYS TO REVIEW THIS AGREEMENT AND GENERAL RELEASE AND HAS BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTION OF THIS AGREEMENT AND GENERAL RELEASE.

EMPLOYEE AGREES ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT AND GENERAL RELEASE DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL TWENTY-ONE (21) CALENDAR DAY CONSIDERATION PERIOD.

HAVING ELECTED TO EXECUTE THIS AGREEMENT AND GENERAL RELEASE, TO FULFILL THE PROMISES SET FORTH HEREIN, AND TO RECEIVE THE SUMS AND BENEFITS SET FORTH IN THE EMPLOYMENT AGREEMENT, EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT AND GENERAL RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS HE HAS OR MIGHT HAVE AGAINST EMPLOYER.

IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Agreement and General Release as of the date set forth below:

HEWITT ASSOCIATES, INC.

By:
Name:
Title:

Date:	Date:

ATTACHMENT C

Buy-Out RSU #1 Award

Hewitt

Restricted Stock Unit Award Agreement

Congratulations on your selection as a Participant in the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan (the “Plan”). This Award Agreement and the Plan together govern your rights under the Plan and set forth all of the conditions and limitations affecting such rights. Capitalized terms used in this Award Agreement shall have the meanings ascribed to them in the Plan or in this Award Agreement (with the meaning ascribed to such term in this Award Agreement, or in any document referred to herein, controlling over such meaning set forth in the Plan); provided that in the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Employment Letter Agreement (as defined in Section 3(c) hereof), the Employment Letter Agreement shall govern and prevail. For purposes of this Agreement, “Hewitt” means the Company, its Affiliates, and/or its Subsidiaries.

This Award Agreement refers to awards which are delivered via Restricted Stock Units (“Units”).

Overview of Your Restricted Stock Unit Award

1.	Date of Award: The Date of Award is the date you were awarded the Units as set forth in the personal statement accompanying the award (“Date of Award”).

2.	Vesting Period: The Units shall vest in accordance with the following:

(a)	The Units shall vest in accordance with the following schedule, provided that you have continued in the employment of Hewitt through the applicable vesting date:

Vesting Date	Number of RSUs to Vest	Total Vested RSUs
February 2, 2007	4,930	4,930
August 20, 2007	29,578	34,508
February 2, 2008	4,930	39,438
August 20, 2008	29,578	69,016
August 20, 2009	14,084	83,100

Each of the foregoing dates is a “Vesting Date,” and the period between the Date of Grant and the applicable Vesting Date is referred to herein as the “Vesting Period.”

(b)	All restrictions shall lapse and the Units shall become one hundred percent (100%) vested upon your termination of employment due to death or Disability, provided you have continued in the employment of Hewitt through such event.

(c)	All restrictions shall lapse and the Units shall become one hundred percent (100%) vested upon termination of your employment by the Company without

Cause or by you for Good Reason, in accordance with Paragraph 7 of your employment letter agreement with the Company dated as of August 8, 2006 (the “Employment Letter Agreement”), provided you have continued in the employment of Hewitt through the date of such termination.

(d)	All restrictions shall lapse and the Units shall become one hundred percent (100%) vested upon termination of your employment due to Retirement after the twelve (12) month anniversary of the Date of Award, provided you have continued in the employment of Hewitt through such event.

(e)	In the event that your employment with Hewitt terminates for any reason other than those reasons set forth in Paragraphs 2(b) through 2(d), all unvested Units you hold at the time of your employment termination shall be forfeited to the Company.

The terms “Cause”, “Disability” and “Good Reason” shall have the meanings ascribed to them in the Employment Letter Agreement.

If you change your employment status from a full-time Employee to a part-time Employee, you will continue to vest in your Award if you work at least sixty percent (60%) of Hewitt’s Standard Work Time during the applicable Vesting Period. If you work less than sixty percent (60%) of Hewitt’s Standard Work Time in a Vesting Period, you will forfeit the portion of the Award related to such Vesting Period. For purposes of this Award Agreement, “Hewitt’s Standard Work Time” means forty (40) hours per week; provided, however, allowable time off (including, but not limited to, holidays, sick days, and vacation) is included when calculating the forty (40) hours per week.

If you take a leave of absence for medical reasons (as determined in accordance with the Company’s disability plans—meaning you qualify for disability benefits/salary continuation benefits), you will continue to vest in your Award during such leave of absence. Notwithstanding anything in this paragraph, you shall be entitled to receive vesting credit during any period of physical or mental incapacity (even if you are not performing your duties to the Company) prior to the date of your actual Disability termination. If you take a leave of absence for nonmedical reasons (except for military service as described in the next sentence of this paragraph) and you are on leave for more than three (3) months (excluding allowable time off which includes, but is not limited to, holidays, sick days, and vacation) during any Vesting Period, you will forfeit the portion of the Award related to such Vesting Period; provided, however, if the state law which you are subject to allows you to take a leave of absence for nonmedical reasons for a period in excess of three (3) months, and the state law requires the Company to continue to provide benefits under all Company benefit plans, the requirements of such state law shall override this general provision. Notwithstanding anything herein to the contrary, if you take a leave of absence for any service, voluntary or involuntary, in the Armed Forces of the United States, you will continue to vest in your Award.

3.	Removal of Restrictions: Upon the vesting of such Units in accordance with Paragraphs 2 and 5, the Units will be converted to and payable in Shares pursuant to this Award Agreement as soon as practicable after the Units vest, but not later than the last day of

Hewitt Associates	2	Hewitt RSU

the calendar year in which the Units vest (provided, the issuance of Shares shall be deferred until the first such later date after a Vesting Date as may be required to comply with the provisions of Section 409A of the Code), and shall become freely transferable.

4.	Voting Rights and Dividends: During the Vesting Period, you will not be able to exercise any voting rights with respect to the Units but you shall receive all dividends and other distributions paid with respect to a corresponding number of Shares. If any such dividends or distributions are paid in Shares or Units, the Shares or Units shall be subject to the same restrictions on transferability as are the Shares or Units with respect to which they were paid.

5.	Change in Control: In the event of a Change in Control or a termination of your employment covered by Paragraph 10(ii)(b) of the Employment Letter Agreement, all restrictions on the transferability of outstanding Awards of Units as set forth in this Award Agreement shall immediately lapse, and thereafter such Units will be converted to Shares and shall be freely transferable, subject to applicable federal, state, and local, domestic or foreign, securities laws.

6.	Tax Withholding: Hewitt shall have the power and the right to deduct or withhold, or require you or your beneficiary to remit to Hewitt an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement.

7.	Stock Withholding: With respect to withholding required upon any taxable event arising as a result of Units awarded hereunder, Hewitt, unless notified otherwise by you in writing within thirty (30) days prior to the taxable event, will satisfy the withholding requirement by withholding Shares having a Fair Market Value equal to the total minimum statutory tax required to be withheld on the transaction.

8.	Requirements of Law: The awarding of Units and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

9.	Applicable Laws and Consent to Jurisdiction: The validity, construction, interpretation, and enforceability of this Award Agreement shall be determined and governed by the laws of the State of Illinois without giving effect to the principles of conflicts of law. For the purpose of litigating any dispute that arises under this Award Agreement, the parties hereby consent to exclusive jurisdiction and agree that such litigation shall be conducted in the federal or state courts of the State of Illinois.

10.	Nontransferability: During the Vesting Period, Units awarded pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (“Transfer”) other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of the Units is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the Units, your right to such Units shall be immediately forfeited to the Company, and this Award Agreement shall lapse.

Hewitt Associates	3	Hewitt RSU

11.	Administration: This Award Agreement and your rights hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Board may adopt for administration of the Plan. It is expressly understood that the Board is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon you, the Participant.

12.	No Right to Future Grants; No Right of Employment or Continued Employment; Extraordinary Item: In accepting the grant, you acknowledge that, except as provided in your Employment Letter Agreement: (a) the Plan is established voluntarily by Hewitt, it is discretionary in nature and it may be modified, suspended or terminated by Hewitt at any time, as provided in the Plan and this Award Agreement; (b) the grant is voluntary and occasional and does not create any contractual or other right to receive future grants; (c) all decisions with respect to future grants, if any, will be at the sole discretion of Hewitt; (d) your participation in the Plan is voluntary; (e) the grant is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) in the event that you are an employee of an Affiliate or Subsidiary of the Company, the grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment contract with the Affiliate or Subsidiary that is your employer; (g) this grant shall not confer upon you any right to continuation of employment by Hewitt, nor shall this grant interfere in any way with Hewitt’s right to terminate your employment at any time; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; and (i) notwithstanding any terms or conditions of the Plan or this Award Agreement to the contrary, in the event of involuntary termination of your employment, your right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under any federal, state, provincial, or local law (including but not limited to the Worker Adjustment and Retraining Notification Act).

13.	Employee Data Privacy: You are hereby notified that Hewitt collects, uses and transfers your personal data, in electronic or other form, to implement, administer and manage your participation in the Plan. Your acceptance of this Award Agreement constitutes your acceptance of your Award Agreement and acknowledgement of the data privacy notification below.

Hewitt holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in Hewitt, details of all Options or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). In addition, Hewitt may transfer this information to third parties outside your country of residence who assist Hewitt in the implementation, administration and management of the Plan. If you have any questions regarding the collection, use, or disclosure of your personal information for this purpose, please contact your local human resources representative.

Hewitt Associates	4	Hewitt RSU

14.	Amendment to the Plan: The Board may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect your rights under this Award Agreement, without your written approval.

15.	Successor: All obligations of the Company under the Plan and this Award Agreement, with respect to the Units, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.	Severability: The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17.	Section 409A: It is intended that the Units and the Company’s, Board’s and/or your exercise of authority or discretion hereunder shall comply with Section 409A of the Code (including any proposed or final United States Department of the Treasury regulations and other published guidance relating thereto) so as not to subject you to the payment of any interest or additional tax imposed under Section 409A of the Code. In furtherance of this intent, to the extent that any United States Department of the Treasury regulations, guidance, interpretations or changes to Section 409A would result in you becoming subject to interest and additional tax under Section 409A of the Code, the Company and you shall agree to amend this Award Agreement to bring the Units into compliance with Code Section 409A.

Agreement to Participate

If you do not wish to participate in the Plan and be subject to the provisions of this Award Agreement, please contact your Human Resources Representative within thirty (30) days of receipt of this Award Agreement. If you do not respond within thirty (30) days of receipt of this Award Agreement, the Award Agreement is deemed accepted. If you choose to participate in the Plan, you agree to abide by all of the governing terms and provisions of the Plan and this Award Agreement. Additionally, by agreeing to participate, you acknowledge that you have reviewed the Plan and this Award Agreement, and fully understand all of your rights under the Plan and this Award Agreement, and the Company’s remedies if you violate the terms of this Award Agreement, as well as, all of the terms and conditions which may limit your eligibility to retain and receive the Units issued pursuant to the Plan and this Award Agreement.

Please refer any questions you may have regarding your Units to your Human Resources Representative.

Hewitt Associates	5	Hewitt RSU

This statement prepared for:

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Private and Confidential

Your Hewitt Associates Buy-Out Restricted Stock Unit Award Statement

This certifies that Hewitt Associates has granted you restricted units of its common stock as indicated below subject to the terms and conditions of the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan adopted on 17 June 2002.

Award Date:	__ September 2006
Shares:	83,100

Vesting Schedule	Number of Shares Vesting
February 2, 2007	4,930
August 20, 2007	29,578
February 2, 2008	4,930
August 20, 2008	29,578
August 20, 2009	14,084

Your Restricted Stock (RS) Award must be formally accepted online via the Smith Barney Benefit Access web site. You will receive an email shortly with complete details on the award acceptance process.

Award Date is the day on which your Restricted Stock Award was granted.

Your RS Award will vest according to the schedule above; vesting can be affected if your service is interrupted.

For further details, refer to your Award booklet, Award Agreement, and/or the plan document, all of which can be found on the Smith Barney Benefit Access web site (www.benefitaccess.com). You can also visit Benefit Access to view your award, model scenarios for managing your shares, make transactions, and get answers to your questions.

If you are new to the equity plan, you will receive an email Welcome Package from Smith Barney within the next two weeks; this includes information on how to access the Benefit Access web site for the first time. If you do not receive this information or have additional questions, please call Smith Barney Customer Service at 1-800-523-2085 in the U.S., or ++1-312-419-3565 outside the U.S.

Hewitt Associates	6	Hewitt RSU

ATTACHMENT D

Buy-Out Option Award

Hewitt

ONEshares Options Award Agreement

Congratulations on your selection as a Participant in the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan (the “Plan”). This Award Agreement and the Plan together govern your rights under the Plan and set forth all of the conditions and limitations affecting such rights. Capitalized terms used in this Award Agreement shall have the meanings ascribed to them in the Plan or in this Award Agreement (with the meaning ascribed to such term in this Award Agreement, or in any document referred to herein, controlling over such meaning set forth in the Plan); provided that in the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Employment Letter Agreement (as defined in Section 3(c) hereof), the Employment Letter Agreement shall govern and prevail. For purposes of this Agreement, “Hewitt” means the Company, its Affiliates, and/or its Subsidiaries.

This Award Agreement refers to awards which are delivered via Nonqualified Stock Options.

Overview of Your ONEshares Option Grant

1.	Date of Grant: The Date of Grant is the date you were awarded the Options as set forth in the personal statement accompanying the award (“Date of Grant”).

2.	Option Term: The Options have been granted for a period commencing on the Date of Grant and ending on February 15, 2015 (“Option Term”).

3.	Vesting Period: The Options do not provide you with any rights or interests therein until they vest in accordance with the following:

(a)	The Options will vest in accordance with the following schedule, provided that you have continued in the employment of Hewitt through the applicable vesting date:

Vesting Date	Number of Options to Vest	Total Vested Options
Date of Grant	45,714	45,714
August 20, 2007	30,000	75,714
August 20, 2008	30,000	105,714
August 20, 2009	30,000	135,714
August 20, 2010	14,286	150,000

Each of the foregoing dates is a “Vesting Date,” and the period between the Date of Grant and the applicable Vesting Date is referred to herein as the “Vesting Period.”

(b)	One hundred percent (100%) of the unvested Options will vest upon your termination of employment due to death or Disability, provided you have continued in the employment of Hewitt through such event.

(c)	One hundred percent (100%) of the unvested Options will vest upon termination of your employment by the Company without Cause or by you for Good Reason, in accordance with Paragraph 7 of your employment letter agreement with the Company dated as of August 8, 2006 (the “Employment Letter Agreement”), provided you have continued in the employment of Hewitt through the date of such termination.

(d)	If you terminate employment due to Retirement after the twelve (12) month anniversary of the Date of Grant, one hundred percent (100%) of the unvested Options will vest upon such termination, provided you have continued in the employment of Hewitt through such event.

(e)	In the event that your employment with Hewitt terminates for any reason other than those reasons set forth in Paragraphs 3(b) through 3(d), all unvested Options you hold at the time of your employment termination shall be cancelled and of no further force and effect

The terms “Cause”, “Disability” and “Good Reason” shall have the meanings ascribed to them in the Employment Letter Agreement.

“Retirement” for purposes of this Award Agreement shall mean termination of employment with Hewitt for any reason other than a leave of absence, death, Disability, or Cause on or after the attainment of age fifty-five (55) with five (5) years of service.

If you change your employment status from a full-time Employee to a part-time Employee, you will continue to vest in your Award if you work at least sixty percent (60%) of Hewitt’s Standard Work Time during the applicable Vesting Period. If you work less than sixty percent (60%) of Hewitt’s Standard Work Time in a Vesting Period, you will forfeit the portion of the Award related to such Vesting Period. For purposes of this Award Agreement, “Hewitt’s Standard Work Time” means forty (40) hours per week; provided, however, allowable time off (including, but not limited to, holidays, sick days, and vacation) is included when calculating the forty (40) hours per week.

If you take a leave of absence for medical reasons (as determined in accordance with the Company’s disability plans—meaning you qualify for disability benefits/salary continuation benefits), you will continue to vest in your Award during such leave of absence. Notwithstanding anything in this paragraph, you shall be entitled to receive vesting credit during any period of physical or mental incapacity (even if you are not performing your duties to the Company) prior to the date of your actual Disability termination. If you take a leave of absence for nonmedical reasons (except for military service as described in the next sentence of this paragraph) and you are on leave for more than three (3) months (excluding allowable time off which includes, but is not limited to, holidays, sick days, and vacation) during any Vesting Period, you will forfeit the portion of the Award related to such Vesting Period; provided,

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however, if the state law which you are subject to allows you to take a leave of absence for nonmedical reasons for a period in excess of three (3) months, and the state law requires the Company to continue to provide benefits under all Company benefit plans, the requirements of such state law shall override this general provision. Notwithstanding anything herein to the contrary, if you take a leave of absence for any service, voluntary or involuntary, in the Armed Forces of the United States, you will continue to vest in your Award.

4.	Exercise: You, or your representative upon your death, may exercise vested Options at any time prior to the termination of the Options as provided in Paragraphs 6, 7 and 8.

5.	How to Exercise: The Options hereby granted shall be exercised by written notice to Salomon Smith Barney or such other administrator, specifying the number of Shares you then desire to purchase, together with a check payable to the order of the Company for an amount in United States dollars equal to the Option Price of such Shares or, delivery (or certification of ownership) of any class of the Company’s stock having an aggregate Fair Market Value (as of the trading date immediately preceding the date of exercise) equal to such Option Price, or a combination of cash and such Shares. The notice shall also specify how any applicable tax withholding will be satisfied.

You shall be permitted to exercise pursuant to a “cashless exercise” procedure, as permitted under the Federal Reserve Board’s Regulation T, subject to securities law restrictions, or by any other means which the Board, in its sole discretion, determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of such written notification and payment, the Company shall issue or transfer to you, the number of Shares with respect to which such Options shall be so exercised and not sold. However, if the Option Price is satisfied by certification of previously acquired Shares, the Company shall issue or transfer to you a number of Shares equal to the number of Shares with respect to which the Options are exercised less the number to which you have certified ownership. Upon receipt of applicable withholding taxes, the Company shall deliver to you a certificate or certificates, or evidence of book entry Shares.

6.	Termination of Options: The Options, which become exercisable as provided in Paragraph 3 above, shall terminate and be of no force or effect as follows:

(a)	If your employment terminates during the Option Term by reason of death, the Options terminate and have no force or effect upon the earlier of: (i) twelve (12) months after the date of death, or (ii) the expiration of the Option Term;

(b)	If your employment terminates during the Option Term by reason of Disability, the Options terminate and have no force or effect upon the earlier of: (i) thirty-six (36) months after your termination of employment, or (ii) the expiration of the Option Term;

(c)	If your employment terminates during the Option Term by reason of Retirement, the Options terminate and have no force or effect upon the earlier of: (i) sixty (60) months after your termination of employment, or (ii) the expiration of the Option Term;

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(d)	If your employment terminates during the Option Term due to your dismissal by Hewitt for Cause, the Options terminate and have no force or effect upon the earlier of: (i) thirty (30) days after your termination of employment, or (ii) the expiration of the Option Term;

(e)	If your employment terminates during the Option Term for any other reason, the Options terminate and have no force or effect upon the earlier of: (i) ninety (90) days after your termination of employment, or (ii) the expiration of the Option Term; and

(f)	If you continue employment with Hewitt through the Option Term, the Options terminate and have no force or effect upon the expiration of the Option Term.

7.	Change in Control: In the event of a Change in Control, all of the unvested Options shall become immediately vested and exercisable. If your employment is terminated by Hewitt for reasons other than death, Disability, Retirement, or Cause at or within twelve (12) months following a Change in Control or if such termination is covered by Paragraph 10(ii)(b) of the Employment Letter Agreement, the Options shall terminate and have no force or effect upon the earlier of: (i) twelve (12) months after your termination of employment, or (ii) the expiration of the Option Term.

8.	Who Can Exercise: During your lifetime, the Options shall be exercisable only by you. No assignment or transfer of the Options, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever. Upon your death, your estate (or the beneficiary that receives the Options under your will) may exercise vested Options.

9.	Tax Withholding: Hewitt shall have the power and the right to deduct or withhold, or require you or your beneficiary to remit to Hewitt, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement.

10.	Stock Withholding: With respect to withholding required upon any taxable event arising as a result of Options granted hereunder, Hewitt, unless notified otherwise by you in writing within thirty (30) days prior to the taxable event, will satisfy the withholding requirement by withholding Shares having a Fair Market Value equal to the total minimum statutory tax required to be withheld on the transaction.

11.	Requirements of Law: The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.	Applicable Laws and Consent to Jurisdiction: The validity, construction, interpretation, and enforceability of this Award Agreement shall be determined and

4

governed by the laws of the State of Illinois without giving effect to the principles of conflicts of law. For the purpose of litigating any dispute that arises under this Award Agreement, the parties hereby consent to exclusive jurisdiction and agree that such litigation shall be conducted in the federal or state courts of the State of Illinois.

13.	Nontransferability: Options awarded pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (“Transfer”), other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of the Options is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the Options, your right to such Options shall be immediately forfeited to the Company, and this Award Agreement shall lapse.

14.	Administration: This Award Agreement and your rights hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Board may adopt for administration of the Plan. It is expressly understood that the Board is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon you, the Participant.

15.	No Right to Future Grants; No Right of Employment or Continued Employment; Extraordinary Item: In accepting the grant, you acknowledge that, except as provided in your Employment Letter Agreement: (a) the Plan is established voluntarily by Hewitt, it is discretionary in nature and it may be modified, suspended or terminated by Hewitt at any time, as provided in the Plan and this Award Agreement; (b) the grant is voluntary and occasional and does not create any contractual or other right to receive future grants; (c) all decisions with respect to future grants, if any, will be at the sole discretion of Hewitt; (d) your participation in the Plan is voluntary; (e) the grant is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) in the event that you are an employee of an Affiliate or Subsidiary of the Company, the grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment contract with the Affiliate or Subsidiary that is your employer; (g) this grant shall not confer upon you any right to continuation of employment by Hewitt, nor shall this grant interfere in any way with Hewitt’s right to terminate your employment at any time; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; and (i) notwithstanding any terms or conditions of the Plan or this Award Agreement to the contrary, in the event of involuntary termination of your employment, your right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under any federal, state, provincial, or local law (including but not limited to the Worker Adjustment and Retraining Notification Act).

16.	Employee Data Privacy: You are hereby notified that Hewitt collects, uses and transfers your personal data, in electronic or other form, to implement, administer and manage

5

your participation in the Plan. Your acceptance of this Award Agreement constitutes your acceptance of your Award Agreement and acknowledgement of the data privacy notification below.

Hewitt holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in Hewitt, details of all Options or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). In addition, Hewitt may transfer this information to third parties outside your country of residence who assist Hewitt in the implementation, administration and management of the Plan. If you have any questions regarding the collection, use, or disclosure of your personal information for this purpose, please contact your local human resources representative.

17.	Amendment to the Plan: The Board may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect your rights under this Award Agreement, without your written approval.

18.	Successor: All obligations of the Company under the Plan and this Award Agreement, with respect to the Options, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.	Severability: The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

20.	Section 409A: It is intended that the Options and the Company’s, Board’s and/or your exercise of authority or discretion hereunder shall comply with Section 409A of the Code (including any proposed or final United States Department of the Treasury regulations and other published guidance relating thereto) so as not to subject you to the payment of any interest or additional tax imposed under Section 409A of the Code. In furtherance of this intent, to the extent that any United States Department of the Treasury regulations, guidance, interpretations or changes to Section 409A would result in you becoming subject to interest and additional tax under Section 409A of the Code, the Company and you shall agree to amend this Award Agreement to bring the Options into compliance with Code Section 409A.

Agreement to Participate

If you do not wish to participate in the Plan and be subject to the provisions of this Award Agreement, please contact your Human Resources Representative within thirty (30) days of receipt of this Award Agreement. If you do not respond within thirty (30) days of receipt of this Award Agreement, the Award Agreement is deemed accepted. If you choose to participate in

6

the Plan, you agree to abide by all of the governing terms and provisions of the Plan and this Award Agreement. Additionally, by agreeing to participate, you acknowledge that you have reviewed the Plan and this Award Agreement, and fully understand all of your rights under the Plan and this Award Agreement, and the Company’s remedies if you violate the terms of this Award Agreement, as well as, all of the terms and conditions which may limit your eligibility to retain and receive the Options issued pursuant to the Plan and this Award Agreement.

Please refer any questions you may have regarding your Options to your Human Resources Representative.

7

This statement prepared for:

<Name>	<insert> LOB/SSP
<associate id>	<insert> practice
<insert> region
<insert> location
<insert> mgr (DO NOT INCLUDE ON INT’L STMTS)

Private and Confidential

Your ONEshares Buy-Out Options Statement

This certifies that Hewitt Associates has granted you a non-statutory stock option to purchase shares of its common stock as indicated below upon the terms and conditions of the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan adopted on 17 June 2002.

Grant Date:	September 2006

Number of Shares Under Option:	150,000

Option Price:	$<XX.XX>

Option Expiration Date:	15 February 2015

Vesting Schedule	Number of Options Exercisable
Date of Grant	45,714
August 20, 2007	30,000
August 20, 2008	30,000
August 20, 2009	30,000
August 20, 2010	14,286

Your ONEshares Options award must be formally accepted online via the Smith Barney Benefit Access web site. You will receive an email shortly with complete details on the award acceptance process.

For further details, refer to your ONEshares Options booklet, ONEshares Options Award Agreement, and/or the plan document, all of which can be found on the Smith Barney Benefit Access web site (www.benefitaccess.com).

You can also visit Benefit Access to view your options account, model scenarios for managing your options, make transactions, and get answers to your questions.

If you are new to the ONEshares Options plan, you will receive an email Welcome Package from Smith Barney within the next two weeks; this includes information on how to access the Benefit Access web site for the first time. If you do not receive this information or have additional questions, please call Smith Barney Customer Service at 1-800-523-2085 in the U.S., or ++1-312-419-3565 outside the U.S.

8

ATTACHMENT E

Buy-Out RSU #2 Award

Hewitt

Restricted Stock Unit Award Agreement

Congratulations on your selection as a Participant in the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan (the “Plan”). This Award Agreement and the Plan together govern your rights under the Plan and set forth all of the conditions and limitations affecting such rights. Capitalized terms used in this Award Agreement shall have the meanings ascribed to them in the Plan or in this Award Agreement (with the meaning ascribed to such term in this Award Agreement, or in any document referred to herein, controlling over such meaning set forth in the Plan); provided that in the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Employment Letter Agreement (as defined in Section 3(c) hereof), the Employment Letter Agreement shall govern and prevail. For purposes of this Agreement, “Hewitt” means the Company, its Affiliates, and/or its Subsidiaries.

This Award Agreement refers to awards which are delivered via Restricted Stock Units (“Units”).

Overview of Your Restricted Stock Unit Award

1.	Date of Award: The Date of Award is the date you were awarded the Units as set forth in the personal statement accompanying the award (“Date of Award”).

2.	Vesting Period: The Units shall vest in accordance with the following:

(a)	The Units shall vest in accordance with the following schedule, provided that you have continued in the employment of Hewitt through the applicable vesting date:

Vesting Date	Number of RSUs to Vest		Total Vested RSUs
September 5, 2007	[4,780	][1]	[4,780	]

September 5, 2007 is the “Vesting Date,” and the period between the Date of Grant and the Vesting Date is referred to herein as the “Vesting Period.”

(b)	All restrictions shall lapse and the Units shall become one hundred percent (100%) vested upon your termination of employment due to death or Disability, provided you have continued in the employment of Hewitt through such event.

(c)	All restrictions shall lapse and the Units shall become one hundred percent (100%) vested upon termination of your employment by the Company without Cause or by you for Good Reason, in accordance with Paragraph 7 of your employment letter agreement with the Company dated as of August 8, 2006 (the “Employment Letter Agreement”), provided you have continued in the employment of Hewitt through the date of such termination.

[1]	Subject to adjustment under Section 3(iii) of the Employment Agreement.

(d)	All restrictions shall lapse and the Units shall become one hundred percent (100%) vested upon termination of your employment due to Retirement after the twelve (12) month anniversary of the Date of Award, provided you have continued in the employment of Hewitt through such event.

(e)	In the event that your employment with Hewitt terminates for any reason other than those reasons set forth in Paragraphs 2(b) through 2(d), all unvested Units you hold at the time of your employment termination shall be forfeited to the Company.

The terms “Cause”, “Disability” and “Good Reason” shall have the meanings ascribed to them in the Employment Letter Agreement.

If you change your employment status from a full-time Employee to a part-time Employee, you will continue to vest in your Award if you work at least sixty percent (60%) of Hewitt’s Standard Work Time during the applicable Vesting Period. If you work less than sixty percent (60%) of Hewitt’s Standard Work Time in a Vesting Period, you will forfeit the portion of the Award related to such Vesting Period. For purposes of this Award Agreement, “Hewitt’s Standard Work Time” means forty (40) hours per week; provided, however, allowable time off (including, but not limited to, holidays, sick days, and vacation) is included when calculating the forty (40) hours per week.

If you take a leave of absence for medical reasons (as determined in accordance with the Company’s disability plans—meaning you qualify for disability benefits/salary continuation benefits), you will continue to vest in your Award during such leave of absence. Notwithstanding anything in this paragraph, you shall be entitled to receive vesting credit during any period of physical or mental incapacity (even if you are not performing your duties to the Company) prior to the date of your actual Disability termination. If you take a leave of absence for nonmedical reasons (except for military service as described in the next sentence of this paragraph) and you are on leave for more than three (3) months (excluding allowable time off which includes, but is not limited to, holidays, sick days, and vacation) during any Vesting Period, you will forfeit the portion of the Award related to such Vesting Period; provided, however, if the state law which you are subject to allows you to take a leave of absence for nonmedical reasons for a period in excess of three (3) months, and the state law requires the Company to continue to provide benefits under all Company benefit plans, the requirements of such state law shall override this general provision. Notwithstanding anything herein to the contrary, if you take a leave of absence for any service, voluntary or involuntary, in the Armed Forces of the United States, you will continue to vest in your Award.

3.	Removal of Restrictions: Upon the vesting of such Units in accordance with Paragraphs 2 and 5, the Units will be converted to and payable in Shares pursuant to this Award Agreement as soon as practicable after the Units vest, but not later than the last day of the calendar year in which the Units vest (provided, the issuance of Shares shall be deferred until the first such later date after a Vesting Date as may be required to comply with the provisions of Section 409A of the Code), and shall become freely transferable.

Hewitt Associates	2	Hewitt RSU

4.	Voting Rights and Dividends: During the Vesting Period, you will not be able to exercise any voting rights with respect to the Units but you shall receive all dividends and other distributions paid with respect to a corresponding number of Shares. If any such dividends or distributions are paid in Shares or Units, the Shares or Units shall be subject to the same restrictions on transferability as are the Shares or Units with respect to which they were paid.

5.	Change in Control: In the event of a Change in Control or a termination of your employment covered by Paragraph 10(ii)(b) of the Employment Letter Agreement, all restrictions on the transferability of outstanding Awards of Units as set forth in this Award Agreement shall immediately lapse, and thereafter such Units will be converted to Shares and shall be freely transferable, subject to applicable federal, state, and local, domestic or foreign, securities laws.

6.	Tax Withholding: Hewitt shall have the power and the right to deduct or withhold, or require you or your beneficiary to remit to Hewitt an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement.

7.	Stock Withholding: With respect to withholding required upon any taxable event arising as a result of Units awarded hereunder, Hewitt, unless notified otherwise by you in writing within thirty (30) days prior to the taxable event, will satisfy the withholding requirement by withholding Shares having a Fair Market Value equal to the total minimum statutory tax required to be withheld on the transaction.

8.	Requirements of Law: The awarding of Units and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

9.	Applicable Laws and Consent to Jurisdiction: The validity, construction, interpretation, and enforceability of this Award Agreement shall be determined and governed by the laws of the State of Illinois without giving effect to the principles of conflicts of law. For the purpose of litigating any dispute that arises under this Award Agreement, the parties hereby consent to exclusive jurisdiction and agree that such litigation shall be conducted in the federal or state courts of the State of Illinois.

10.	Nontransferability: During the Vesting Period, Units awarded pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (“Transfer”) other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of the Units is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the Units, your right to such Units shall be immediately forfeited to the Company, and this Award Agreement shall lapse.

Hewitt Associates	3	Hewitt RSU

11.	Administration: This Award Agreement and your rights hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Board may adopt for administration of the Plan. It is expressly understood that the Board is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon you, the Participant.

12.	No Right to Future Grants; No Right of Employment or Continued Employment; Extraordinary Item: In accepting the grant, you acknowledge that, except as provided in your Employment Letter Agreement: (a) the Plan is established voluntarily by Hewitt, it is discretionary in nature and it may be modified, suspended or terminated by Hewitt at any time, as provided in the Plan and this Award Agreement; (b) the grant is voluntary and occasional and does not create any contractual or other right to receive future grants; (c) all decisions with respect to future grants, if any, will be at the sole discretion of Hewitt; (d) your participation in the Plan is voluntary; (e) the grant is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) in the event that you are an employee of an Affiliate or Subsidiary of the Company, the grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment contract with the Affiliate or Subsidiary that is your employer; (g) this grant shall not confer upon you any right to continuation of employment by Hewitt, nor shall this grant interfere in any way with Hewitt’s right to terminate your employment at any time; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; and (i) notwithstanding any terms or conditions of the Plan or this Award Agreement to the contrary, in the event of involuntary termination of your employment, your right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under any federal, state, provincial, or local law (including but not limited to the Worker Adjustment and Retraining Notification Act).

13.	Employee Data Privacy: You are hereby notified that Hewitt collects, uses and transfers your personal data, in electronic or other form, to implement, administer and manage your participation in the Plan. Your acceptance of this Award Agreement constitutes your acceptance of your Award Agreement and acknowledgement of the data privacy notification below.

Hewitt holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in Hewitt, details of all Options or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). In addition, Hewitt may transfer this information to third parties outside your country of residence who assist Hewitt in the implementation, administration and management of the Plan. If you have any questions regarding the collection, use, or disclosure of your personal information for this purpose, please contact your local human resources representative.

Hewitt Associates	4	Hewitt RSU

14.	Amendment to the Plan: The Board may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect your rights under this Award Agreement, without your written approval.

15.	Successor: All obligations of the Company under the Plan and this Award Agreement, with respect to the Units, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16.	Severability: The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17.	Section 409A: It is intended that the Units and the Company’s, Board’s and/or your exercise of authority or discretion hereunder shall comply with Section 409A of the Code (including any proposed or final United States Department of the Treasury regulations and other published guidance relating thereto) so as not to subject you to the payment of any interest or additional tax imposed under Section 409A of the Code. In furtherance of this intent, to the extent that any United States Department of the Treasury regulations, guidance, interpretations or changes to Section 409A would result in you becoming subject to interest and additional tax under Section 409A of the Code, the Company and you shall agree to amend this Award Agreement to bring the Units into compliance with Code Section 409A.

Agreement to Participate

If you do not wish to participate in the Plan and be subject to the provisions of this Award Agreement, please contact your Human Resources Representative within thirty (30) days of receipt of this Award Agreement. If you do not respond within thirty (30) days of receipt of this Award Agreement, the Award Agreement is deemed accepted. If you choose to participate in the Plan, you agree to abide by all of the governing terms and provisions of the Plan and this Award Agreement. Additionally, by agreeing to participate, you acknowledge that you have reviewed the Plan and this Award Agreement, and fully understand all of your rights under the Plan and this Award Agreement, and the Company’s remedies if you violate the terms of this Award Agreement, as well as, all of the terms and conditions which may limit your eligibility to retain and receive the Units issued pursuant to the Plan and this Award Agreement.

Please refer any questions you may have regarding your Units to your Human Resources Representative.

Hewitt Associates	5	Hewitt RSU

This statement prepared for:

<Name>	<insert> Segment
<associate id>	<insert> location
<insert> mgr (DO NOT INCLUDE ON INT’L STMTS)

Private and Confidential

Your Hewitt Associates Buy-Out Restricted Stock Unit Award Statement

This certifies that Hewitt Associates has granted you restricted units of its common stock as indicated below subject to the terms and conditions of the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan adopted on 17 June 2002.

Award Date:	September 2006
Shares:	[4,780]

Vesting Schedule	Number of Shares Vesting
September 5, 2007	[4,780	]

Your Restricted Stock (RS) Award must be formally accepted online via the Smith Barney Benefit Access web site. You will receive an email shortly with complete details on the award acceptance process.

Award Date is the day on which your Restricted Stock Award was granted.

Your RS Award will vest according to the schedule above; vesting can be affected if your service is interrupted.

For further details, refer to your Award booklet, Award Agreement, and/or the plan document, all of which can be found on the Smith Barney Benefit Access web site (www.benefitaccess.com). You can also visit Benefit Access to view your award, model scenarios for managing your shares, make transactions, and get answers to your questions.

If you are new to the equity plan, you will receive an email Welcome Package from Smith Barney within the next two weeks; this includes information on how to access the Benefit Access web site for the first time. If you do not receive this information or have additional questions, please call Smith Barney Customer Service at 1-800-523-2085 in the U.S., or ++1-312-419-3565 outside the U.S.

Hewitt Associates	6	Hewitt RSU

ATTACHMENT F

Initial Option Award

Hewitt

ONEshares Options Award Agreement

Congratulations on your selection as a Participant in the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan (the “Plan”). This Award Agreement and the Plan together govern your rights under the Plan and set forth all of the conditions and limitations affecting such rights. Capitalized terms used in this Award Agreement shall have the meanings ascribed to them in the Plan or in this Award Agreement (with the meaning ascribed to such term in this Award Agreement, or in any document referred to herein, controlling over such meaning set forth in the Plan); provided that in the event of a conflict or ambiguity between any term or provision contained herein and a term or provision of the Employment Letter Agreement (as defined in Section 3(c) hereof), the Employment Letter Agreement shall govern and prevail. For purposes of this Agreement, “Hewitt” means the Company, its Affiliates, and/or its Subsidiaries.

This Award Agreement refers to awards which are delivered via Nonqualified Stock Options.

Overview of Your ONEshares Option Grant

1.	Date of Grant: The Date of Grant is the date you were awarded the Options as set forth in the personal statement accompanying the award (“Date of Grant”).

2.	Option Term: The Options have been granted for a period of ten (10) years from the Date of Grant (“Option Term”).

3.	Vesting Period: The Options do not provide you with any rights or interests therein until they vest in accordance with the following:

(a)	Twenty-five percent (25%) of the Options (rounded to a whole Share) will vest on each of the first, second, third, and fourth anniversaries of the Date of Grant (each a “Vesting Date,” and the period between the Date of Grant and the applicable Vesting Date is referred to herein as the “Vesting Period”); provided you have continued in the employment of Hewitt through the applicable Vesting Date.

(b)	One hundred percent (100%) of the unvested Options will vest upon your termination of employment due to death or Disability, provided you have continued in the employment of Hewitt through such event.

(c)	Upon termination of your employment by the Company without Cause or by you for Good Reason in accordance with Paragraph 7 of your employment letter agreement with the Company dated as of August 8, 2006 (the “Employment Letter Agreement”), the unvested Options will continue to vest according to the schedule set forth in Paragraph 3(a) above for the eighteen (18) month severance payment period provided under the Employment Letter Agreement.

(d)	If you terminate employment due to Retirement after the twelve (12) month anniversary of the Date of Grant, one hundred percent (100%) of the unvested Options will vest upon such termination, provided you have continued in the employment of Hewitt through such event.

(e)	In the event that your employment with Hewitt terminates for any reason other than those reasons set forth in Paragraphs 3(b) through 3(d), all unvested Options you hold at the time of your employment termination shall be cancelled and of no further force and effect.

The terms “Cause,” “Disability” and “Good Reason” shall have the meanings ascribed to them in the Employment Letter Agreement.

“Retirement” for purposes of this Award Agreement shall mean termination of employment with Hewitt for any reason other than a leave of absence, death, Disability, or Cause on or after the attainment of age fifty-five (55) with five (5) years of service.

If you change your employment status from a full-time Employee to a part-time Employee, you will continue to vest in your Award if you work at least sixty percent (60%) of Hewitt’s Standard Work Time during the applicable Vesting Period. If you work less than sixty percent (60%) of Hewitt’s Standard Work Time in a Vesting Period, you will forfeit the portion of the Award related to such Vesting Period. For purposes of this Award Agreement, “Hewitt’s Standard Work Time” means forty (40) hours per week; provided, however, allowable time off (including, but not limited to, holidays, sick days, and vacation) is included when calculating the forty (40) hours per week.

If you take a leave of absence for medical reasons (as determined in accordance with the Company’s disability plans—meaning you qualify for disability benefits/salary continuation benefits), you will continue to vest in your Award during such leave of absence. Notwithstanding anything in this paragraph, you shall be entitled to receive vesting credit during any period of physical or mental incapacity (even if you are not performing your duties to the Company) prior to the date of your actual Disability termination. If you take a leave of absence for nonmedical reasons (except for military service as described in the next sentence of this paragraph) and you are on leave for more than three (3) months (excluding allowable time off which includes, but is not limited to, holidays, sick days, and vacation) during any Vesting Period, you will forfeit the portion of the Award related to such Vesting Period; provided, however, if the state law which you are subject to allows you to take a leave of absence for nonmedical reasons for a period in excess of three (3) months, and the state law requires the Company to continue to provide benefits under all Company benefit plans, the requirements of such state law shall override this general provision. Notwithstanding anything herein to the contrary, if you take a leave of absence for any service, voluntary or involuntary, in the Armed Forces of the United States, you will continue to vest in your Award.

4.	Exercise: You, or your representative upon your death, may exercise vested Options at any time prior to the termination of the Options as provided in Paragraphs 6, 7 and 8.

5.	How to Exercise: The Options hereby granted shall be exercised by written notice to Salomon Smith Barney or such other administrator, specifying the number of Shares you then desire to purchase, together with a check payable to the order of the Company for an

2

amount in United States dollars equal to the Option Price of such Shares or, delivery (or certification of ownership) of any class of the Company’s stock having an aggregate Fair Market Value (as of the trading date immediately preceding the date of exercise) equal to such Option Price, or a combination of cash and such Shares. The notice shall also specify how any applicable tax withholding will be satisfied.

[You shall] be permitted to exercise pursuant to a “cashless exercise” procedure, as permitted under the Federal Reserve Board’s Regulation T, subject to securities law restrictions, or by any other means which the Board, in its sole discretion, determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of such written notification and payment, the Company shall issue or transfer to you, the number of Shares with respect to which such Options shall be so exercised and not sold. However, if the Option Price is satisfied by certification of previously acquired Shares, the Company shall issue or transfer to you a number of Shares equal to the number of Shares with respect to which the Options are exercised less the number to which you have certified ownership. Upon receipt of applicable withholding taxes, the Company shall deliver to you a certificate or certificates, or evidence of book entry Shares.

6.	Termination of Options: The Options, which become exercisable as provided in Paragraph 3 above, shall terminate and be of no force or effect as follows:

(a)	If your employment terminates during the Option Term by reason of death, the Options terminate and have no force or effect upon the earlier of: (i) twelve (12) months after the date of death, or (ii) the expiration of the Option Term;

(b)	If your employment terminates during the Option Term by reason of Disability, the Options terminate and have no force or effect upon the earlier of: (i) thirty-six (36) months after your termination of employment, or (ii) the expiration of the Option Term;

(c)	If your employment terminates during the Option Term by reason of Retirement, the Options terminate and have no force or effect upon the earlier of: (i) sixty (60) months after your termination of employment, or (ii) the expiration of the Option Term;

(d)	If your employment terminates during the Option Term due to your dismissal by Hewitt for Cause, the Options terminate and have no force or effect upon the earlier of: (i) thirty (30) days after your termination of employment, or (ii) the expiration of the Option Term;

(e)	If your employment terminates during the Option Term for any other reason, the Options terminate and have no force or effect upon the earlier of: (i) ninety (90) days after your termination of employment, or (ii) the expiration of the Option Term; provided, that, Options that vest during the eighteen (18) month severance payment period described in Paragraph 3(c) above shall terminate and have no force or effect upon the earlier of: (A) ninety (90) days after the date they vest, or (B) the expiration of the Option Term; and

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(f)	If you continue employment with Hewitt through the Option Term, the Options terminate and have no force or effect upon the expiration of the Option Term.

7.	Change in Control: In the event of a Change in Control, all of the unvested Options shall become immediately vested and exercisable. If your employment is terminated by Hewitt for reasons other than death, Disability, Retirement, or Cause at or within twelve (12) months following a Change in Control or if such termination is covered by Paragraph 10(ii)(b) of the Employment Letter Agreement, the Options shall terminate and have no force or effect upon the earlier of: (i) twelve (12) months after your termination of employment, or (ii) the expiration of the Option Term.

8.	Who Can Exercise: During your lifetime, the Options shall be exercisable only by you. No assignment or transfer of the Options, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever. Upon your death, your estate (or the beneficiary that receives the Options under your will) may exercise vested Options.

9.	Tax Withholding: Hewitt shall have the power and the right to deduct or withhold, or require you or your beneficiary to remit to Hewitt, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement.

10.	Stock Withholding: With respect to withholding required upon any taxable event arising as a result of Options granted hereunder, Hewitt, unless notified otherwise by you in writing within thirty (30) days prior to the taxable event, will satisfy the withholding requirement by withholding Shares having a Fair Market Value equal to the total minimum statutory tax required to be withheld on the transaction.

11.	Requirements of Law: The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.	Applicable Laws and Consent to Jurisdiction: The validity, construction, interpretation, and enforceability of this Award Agreement shall be determined and governed by the laws of the State of Illinois without giving effect to the principles of conflicts of law. For the purpose of litigating any dispute that arises under this Award Agreement, the parties hereby consent to exclusive jurisdiction and agree that such litigation shall be conducted in the federal or state courts of the State of Illinois.

13.	Nontransferability: Options awarded pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (“Transfer”), other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of the Options is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the Options, your right to such Options shall be immediately forfeited to the Company, and this Award Agreement shall lapse.

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14.	Administration: This Award Agreement and your rights hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Board may adopt for administration of the Plan. It is expressly understood that the Board is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon you, the Participant.

15.	No Right to Future Grants; No Right of Employment or Continued Employment; Extraordinary Item: In accepting the grant, you acknowledge that, except as provided in your Employment Letter Agreement: (a) the Plan is established voluntarily by Hewitt, it is discretionary in nature and it may be modified, suspended or terminated by Hewitt at any time, as provided in the Plan and this Award Agreement; (b) the grant is voluntary and occasional and does not create any contractual or other right to receive future grants; (c) all decisions with respect to future grants, if any, will be at the sole discretion of Hewitt; (d) your participation in the Plan is voluntary; (e) the grant is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) in the event that you are an employee of an Affiliate or Subsidiary of the Company, the grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment contract with the Affiliate or Subsidiary that is your employer; (g) this grant shall not confer upon you any right to continuation of employment by Hewitt, nor shall this grant interfere in any way with Hewitt’s right to terminate your employment at any time; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; and (i) notwithstanding any terms or conditions of the Plan or this Award Agreement to the contrary, in the event of involuntary termination of your employment, your right to receive Awards and vest in Awards under the Plan, if any, will terminate effective as of the date that you are no longer actively employed and will not be extended by any notice period mandated under any federal, state, provincial, or local law (including but not limited to the Worker Adjustment and Retraining Notification Act).

16.	Employee Data Privacy: You are hereby notified that Hewitt collects, uses and transfers your personal data, in electronic or other form, to implement, administer and manage your participation in the Plan. Your acceptance of this Award Agreement constitutes your acceptance of your Award Agreement and acknowledgement of the data privacy notification below.

Hewitt holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, any Shares of stock or directorships held in Hewitt, details of all Options or any other entitlement to Shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). In addition, Hewitt may

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transfer this information to third parties outside of your country of residence who assist Hewitt in the implementation, administration and management of the Plan. If you have any questions regarding the collection, use, or disclosure of your personal information for this purpose, please contact your local human resources representative.

17.	Amendment to the Plan: The Board may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect your rights under this Award Agreement, without your written approval.

18.	Successor: All obligations of the Company under the Plan and this Award Agreement, with respect to the Options, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

19.	Severability: The provisions of this Award Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

20.	Section 409A: It is intended that the Options and the Company’s, Board’s and/or your exercise of authority or discretion hereunder shall comply with Section 409A of the Code (including any proposed or final United States Department of the Treasury regulations and other published guidance relating thereto) so as not to subject you to the payment of any interest or additional tax imposed under Section 409A of the Code. In furtherance of this intent, to the extent that any United States Department of the Treasury regulations, guidance, interpretations or changes to Section 409A would result in you becoming subject to interest and additional tax under Section 409A of the Code, the Company and you shall agree to amend this Award Agreement to bring the Options into compliance with Code Section 409A.

Agreement to Participate

If you do not wish to participate in the Plan and be subject to the provisions of this Award Agreement, please contact your Human Resources Representative within thirty (30) days of receipt of this Award Agreement. If you do not respond within thirty (30) days of receipt of this Award Agreement, the Award Agreement is deemed accepted. If you choose to participate in the Plan, you agree to abide by all of the governing terms and provisions of the Plan and this Award Agreement. Additionally, by agreeing to participate, you acknowledge that you have reviewed the Plan and this Award Agreement, and fully understand all of your rights under the Plan and this Award Agreement, and the Company’s remedies if you violate the terms of this Award Agreement, as well as, all of the terms and conditions which may limit your eligibility to retain and receive the Options issued pursuant to the Plan and this Award Agreement.

Please refer any questions you may have regarding your Options to your Human Resources Representative.

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This statement prepared for:

<Name>	<insert> LOB/SSP
<associate id>	<insert> practice
<insert> region
<insert> location
<insert> mgr (DO NOT INCLUDE ON INT’L STMTS)

Private and Confidential

Your 2006 ONEshares Options Statement

This certifies that Hewitt Associates has granted you a non-statutory stock option to purchase shares of its common stock as indicated below upon the terms and conditions of the Hewitt Associates, Inc. Global Stock and Incentive Compensation Plan adopted on 17 June 2002.

Grant Date:	September 2006

Total Face Value of Shares Under Option (based on closing share price on [•], 2006):	<$X,XXX,XXX>

Number of Shares Under Option:	<XXX,XXX>

Option Price:	$<XX.XX>

Option Expiration Date:	September 2016

Vesting Schedule	Number of Options Exercisable
September 2007	<XXX,XXX>
September 2008	<XXX,XXX>
September 2009	<XXX,XXX>
September 2010	<XXX,XXX>

Your ONEshares Options award must be formally accepted online via the Smith Barney Benefit Access web site. You will receive an email shortly with complete details on the award acceptance process.

For further details, refer to your ONEshares Options booklet, ONEshares Options Award Agreement, and/or the plan document, all of which can be found on the Smith Barney Benefit Access web site (www.benefitaccess.com).

You can also visit Benefit Access to view your options account, model scenarios for managing your options, make transactions, and get answers to your questions.

If you are new to the ONEshares Options plan, you will receive an email Welcome Package from Smith Barney within the next two weeks; this includes information on how to access the Benefit Access web site for the first time. If you do not receive this information or have additional questions, please call Smith Barney Customer Service at 1-800-523-2085 in the U.S., or ++1-312-419-3565 outside the U.S.

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ATTACHMENT G

Restrictive Covenant Agreement

AGREEMENT

The term “Hewitt” as used in this Agreement shall include Hewitt Associates LLC and its parent and subsidiary entities as well as its successors and assigns to all or substantially all of its assets or business.

I understand that I am employed by Hewitt and will learn and have access to Hewitt’s confidential, trade secret and proprietary information. I understand that the products and services that Hewitt develops, provides and markets are unique. Further, I know that my promises in this Agreement are an important way for Hewitt to protect its proprietary interests.

In addition to other good and valuable consideration, I am expressly being given employment, Hewitt Leadership Group information and participation, and other Hewitt Leadership Group benefits and/or trade secrets and confidential information of Hewitt and its clients, suppliers, vendors or affiliates to which I would not have access to but for my participation in the Hewitt Leadership Group and my employment by Hewitt in exchange for this Agreement. In consideration of the foregoing, I agree as follows:

1. Disclosure of Confidential Information. I will not, without Hewitt’s prior permission, except in good faith performance of my duties to Hewitt, directly or indirectly utilize or disclose to anyone outside of Hewitt, either during or after my employment or relationship with Hewitt ends, trade secrets or other confidential information of Hewitt, or any information received in confidence from third parties by Hewitt or about third parties by Hewitt, as long as such matters remain trade secrets or confidential. Trade secrets and other confidential information shall include any information or material which is not generally known to the public and which is generated or collected by or utilized in the operations of Hewitt and relates to the actual or anticipated business of Hewitt. Information made generally known to the public through improper means shall nonetheless be considered confidential and/or trade secrets. The confidentiality obligations herein shall not prevent me from revealing evidence of criminal wrongdoing to law enforcement or prohibit me from divulging confidential information or trade secrets by order of court or agency of competent jurisdiction; however, I shall promptly inform Hewitt of any such situations in advance of such disclosure.

2. Ownership of Work. I hereby assign to Hewitt my entire right, title and interest in any work that I perform while employed by Hewitt that relates in any way to the actual or demonstrably anticipated business of Hewitt. I acknowledge that the copyright and any other intellectual property right in such work and related documentation, and work of authorship, which are created within the scope of my relationship with Hewitt, belong to Hewitt.

3. Return of Property and Copying. I agree that all materials in my possession or control as a result of my employment with Hewitt which in any way relate to Hewitt’s business shall be the sole property of Hewitt. I will at any time upon the request of Hewitt and in any event promptly upon termination of my employment or relationship with Hewitt, deliver all such materials to Hewitt and will not retain any originals or copies of such materials, except that I may retain my rolodex, address book, cell phone number and other similar personal items (but not any Company-provided computer equipment, cell phone, wireless e-mail devices and the like). I also agree that I will not copy or remove from Hewitt’s place of business property or information belonging to Hewitt or entrusted to Hewitt or provide any such materials to any competitor of Hewitt without the express written consent of Hewitt.

4. Protection of Proprietary Interests.

(a) I agree that during my employment or relationship with Hewitt and for 18 months thereafter I will not, directly or indirectly, in any capacity solicit to provide, or provide products or services competitive with products or services offered by Hewitt to any person, company or entity that was a Hewitt client or potential client for such products or services and with which I had direct or indirect contact regarding those products or services at any time during the last 18 months of my employment or relationship with Hewitt; provided that nothing in this Section 4(a) shall prohibit me from soliciting to provide such products or services through general advertising, and further provided that with regard to the activities permitted pursuant to the proviso in the first sentence in Section 4(b) hereof, I shall not be in violation of this Section 4(a) if I am not personally involved in soliciting or providing the services to the client or personally directing others to provide services to such clients and have not specifically identified such client to the persons involved as an entity for soliciting.

(b) I agree that during my employment or relationship with Hewitt and for 18 months thereafter, I will not directly or indirectly, in any capacity, conduct business on behalf of or become employed by, personally consult for (whether individually or through an entity), own, manage or operate, any business which provides products or services competitive with the products or services offered by Hewitt within 30 miles of any office of Hewitt from which Executive conducted business during the last 18 months of his employment or relationship with Hewitt (the “Competitive Activities”); provided, however, that nothing in this Section 4(b) shall prohibit me (i) from being employed by any entity and from having under my direction or control within such entity any Competitive Activities (for such purpose, “direction or control” shall include, without limitation, a senior executive policy-making position for such entity involving portions thereof engaged in Competitive Activities despite having no direct line authority over such Competitive Activity) so long as such Competitive Activities under my direction or control constitute less than the lesser of (x) 5% of the revenues generated by all activities under my direction or control and (y) $300 million, (ii) from personally providing consulting services to a non-Competitive Activity of an entity that engages in Competitive Activities or to provide general consulting services to an entity or portion thereof that satisfies the limitation of clause (i) above so long as clause (i) above is satisfied with regard to the actual beneficiary of such consulting, (iii) from receiving any form of equity compensation from such entity, and (iv) from being a passive owner of not more than 2% of the equity securities of any publicly traded corporation, fund or pooled account that is engaged in Competitive Activities so long as I have no active participation in such Competitive Activities. Revenues under clause (i) above shall be measured as of the last fiscal year of the entity prior to the fiscal year in which I commence to engage in such business.

(c) I agree that during my employment or relationship with Hewitt and for 18 months thereafter, I will not, directly or indirectly, hire, solicit, or attempt to hire any employee or independent contractor of Hewitt or any person who was an employee or independent contractor of Hewitt during the 6 months preceding the termination of my employment or relationship with Hewitt; provided, nothing in this Section 4(c) shall prohibit me from (i)

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soliciting or hiring such an employee solely through general advertising or (ii) providing such an employee an employment reference. I shall not be deemed to hire, solicit or attempt to hire any such employee or independent contractor because a company that employs me does so as long as I am not personally involved, directly or indirectly, in the prohibited activities, and, if the unit doing the hiring is under my authority or control with regard to hiring of employees or independent contractors, I have no actual specific knowledge (as to the Hewitt relationship) prior to the actual hire of the intent to hire an employee or independent contractor covered by the prohibition herein. Furthermore, the prohibition as it applies to independent contractors shall not apply so long as such independent contractor provides services to multiple entities and I do not interfere with such independent contractor’s relationship with Hewitt.

5. Jurisdiction, Choice of Law, Injunctive Relief and Attorney Fees. I consent to the jurisdiction of the courts of Illinois and the application of Illinois law with respect to any matter arising out of this Agreement. In the event of a breach or a threatened breach of this Agreement, by me, I acknowledge that Hewitt will face irreparable injury which may be difficult to calculate in dollar terms and that Hewitt shall be entitled, in addition to remedies otherwise available at law or in equity, to seek temporary restraining orders and preliminary injunctions and final injunctions enjoining such breach or threatened breach.

6. Amendment, Severability and Merger. With respect to the subject matter hereof, this Agreement is my entire agreement with Hewitt, and it amends all previous oral or written understandings or agreements, if any, made by or with Hewitt regarding the same subject matter. No waiver of any breach of any provision of this Agreement by Hewitt shall be construed to be a waiver of any succeeding breach or as a modification of such provision. The provisions of this Agreement shall be severable and in the event that any provision of this Agreement shall be found by any court to be unenforceable, in whole or in part, the remainder of this Agreement shall nevertheless be enforceable and binding on the parties. I also agree that the court may modify any invalid, overbroad or unenforceable term of this Agreement so that such term, as modified, is valid and enforceable under applicable law. Further, I affirmatively state that I have not, will not and cannot rely on any representations not expressly made herein.

7. Assignability. The rights herein may be assigned by Hewitt only to any successor of all or substantially all of Hewitt’s assets or business and shall bind and inure to the benefit of such successor; provided that the restrictions on my conduct set forth herein shall only be applicable to the Hewitt business of such successor entity. If Hewitt makes any assignment of the rights herein, I agree that this Agreement shall remain binding upon me in any event.

8. Change of Position. I acknowledge and agree that any change in my position or title with Hewitt shall not cause this Agreement to terminate and shall not effect any change in my obligations under this Agreement as long as my relationship remains with Hewitt.

9. Acceptance. I agree that this Agreement is accepted by me through my original, electronic or facsimile signature or acknowledgement. I further agree that Hewitt is deemed to have accepted this Agreement as evidenced by my employment or relationship with Hewitt and/or the payment of wages or monies to me.

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Agreed to by:

Associate	Date

Associate Printed Name

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